SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K







              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 31, 2005

                   STRUCTURED ASSET SECURITIES CORPORATION
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               (Exact name of registrant specified in Charter)


         Delaware                 333-127589                74-2440850
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


           745 Seventh Avenue, 7th Floor                       10019
                 New York, New York
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      (Address of principal executive offices)               Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)


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ITEM 8.01.     Other Events.

      The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-127589 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $2,740,586,000 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1A, Class 3-A1B, Class 3-A2, Class 3-A3A, Class 3-A3B, Class 3-A3C, Class M1, Class M2, Class M3 and Class M4 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5N on October 31, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 26, 2005, as supplemented by the Prospectus Supplement, dated October 28, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A1A, Class 3-A1B, Class 3-A2, Class 3-A3A, Class 3-A3B, Class 3-A3C, Class M1, Class M2, Class M3, Class M4, Class X and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $2,757,128,955.71 as of October 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.




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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              1.1 Terms Agreement, dated October 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

              99.2 Reconstituted Servicing Agreement, dated as of October 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

              99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

              99.4 Reconstituted Servicing Agreement, dated as of October 1, 2005, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

              99.5 Seller's Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

              99.6 Swap Confirmation, dated as of October 31, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5N.

              99.7 Swap Schedule, dated as of October 31, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5N.


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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES CORPORATION


                                    By:   /s/ Michael C. Hitzmann
                                    Name: Michael C. Hitzmann
                                    Title:      Vice President

Date:  November 15, 2005




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                                EXHIBIT INDEX

Exhibit No.                                       Description
-----------                                       -----------
              1.1 Terms Agreement, dated October 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

              99.2 Reconstituted Servicing Agreement, dated as of October 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

              99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

              99.4 Reconstituted Servicing Agreement, dated as of October 1, 2005, by and between Lehman Brothers Holdings and IndyMac Bank, F.S.B.

              99.5 Seller's Warranties and Servicing Agreement, dated as of September 1, 2005 by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

              99.6 Swap Confirmation, dated as of October 31, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5N.

              99.7 Swap Schedule, dated as of October 31, 2005, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-5N.